UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

300 First Stamford Place, 5th Floor Stamford, CT 06902
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          Material Compensatory Contract

On November 7, 2016, the board of directors of Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (the “Company,” “we,” “us,” “our” or similar terms), determined that the restricted shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and options to purchase Common Stock previously issued to Gary Vogel, the Company’s Chief Executive Officer, on September 29, 2015, in connection with the commencement of Mr. Vogel’s employment with the Company no longer served as a meaningful incentive as a result of a reverse stock split and certain other events that occurred subsequent to those grants, and as a result cancelled such previously issued grants. At the same time, on November 7, 2016, the Company agreed to grant 760,056 restricted shares of Common Stock to Mr. Vogel, which restricted shares vest 100% on September 1, 2018, subject to Mr. Vogel’s continued employment with the Company on the vesting date and subject to adjustment in the event Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason prior to the vesting date, as detailed in the Restricted Stock Award Agreement, dated December 15, 2016, by and between the Company and Mr. Vogel (the “RSA”). In addition, the Company granted options to purchase 1,266,476 shares of Common Stock to Mr. Vogel at an exercise price of $4.28 per share, which was based on the average closing price per share of Common Stock, as quoted on the Nasdaq Global Select Market for the ten trading days immediately preceding November 7, 2016 (the date our board of directors approved the grant to Mr. Vogel, subject to shareholder approval of the Eagle Bulk Shipping Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”) at the 2016 Annual Meeting of Shareholders (the “Annual Meeting”)). The options have a five year term and vest in four substantially equal installments on each of the following dates: (i) January 1, 2017, (ii) September 1, 2017, (iii) September 1, 2018, and (iv) September 1, 2019, subject to Mr. Vogel’s continued employment with the Company on each applicable vesting date. The grants approved on November 7, 2016 would be made upon the approval by the Company’s shareholders of the 2016 Equity Incentive Plan.

On December 15, 2016, the shareholders approved the 2016 Equity Incentive Plan at the Annual Meeting. The restricted shares of Common Stock and options issued to Mr. Vogel described above were granted pursuant to the 2016 Equity Incentive Plan, the RSA and an Option Award Agreement, each dated December 15, 2016.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 15, 2016, the Company held the Annual Meeting. There were a total of 48,106,827 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 32,710,642 shares of Common Stock, constituting a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, were represented at the Annual Meeting either in person or by proxy. At the Annual Meeting, the Company’s shareholders voted on the following matters and cast their votes as described below.

1. The following persons were elected as directors of the Company to serve until the Company’s 2017 Annual Meeting of Shareholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal, by the following number of votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Randee E. Day	32,096,402	2,481	611,759
Justin A. Knowles	32,096,329	2,554	611,759
Paul M. Leand, Jr.	32,087,370	11,513	611,759
Casey Shanley	32,096,474	2,409	611,759
Bart Veldhuizen	32,087,307	11,576	611,759
Gary Vogel	32,096,550	2,333	611,759
Gary Weston	32,087,383	11,500	611,759

2. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2016 was approved by the following number of votes:

Votes For	Votes Against	Abstentions
32,668,397	31,171	11,074

3. The proposal to approve the 2016 Equity Incentive Plan was approved by the following number of votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,888,579	5,208,856	1,448	611,759

Item 8.01	Other Events.

The Company is filing the information under this Item 8.01 of this Current Report on Form 8-K to provide the following description of its capital stock in order to facilitate the filing of a Registration Statement on Form S-8 covering shares of its Common Stock that may be issued from time to time under the Eagle Bulk Shipping Inc. 2016 Equity Incentive Plan, which was approved by the Company’s shareholders on December 15, 2016.

DESCRIPTION OF CAPITAL STOCK

The following is a description of the rights of the capital stock of the Company, related provisions of the Company’s Third Amended and Restated Articles of Incorporation (the “Articles”), and Second Amended and Restated By-Laws (the “By-laws”) and applicable Marshall Islands law. This description is intended as a summary and is qualified in its entirety by, and should be read in conjunction with, the Articles, By-laws and applicable Marshall Islands law.

Purpose

Our purpose, as stated in our Articles, is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Business Corporations Act of the Marshall Islands (“the “BCA”). Our Articles and By-laws do not impose any limitations on the ownership rights of our shareholders.

Authorized Capitalization

Under our Articles, our authorized capital stock consists of 700 million shares of common stock, par value $0.01 per share (the “Common Stock”), and 25 million shares of preferred stock, par value $0.01 per share (the “Preferred Stock”). As of November 9, 2016, 48,106,827 shares of Common Stock and no shares of Preferred Stock were issued and outstanding. All of our shares of stock are in registered form.

Common Stock

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of shareholders. Subject to preferences that may be applicable to any outstanding shares of Preferred Stock, if any, holders of shares of Common Stock are entitled to receive ratably all dividends, if any, declared by our board of directors out of assets or funds legally available for dividends. Upon our liquidation, dissolution or winding up, after payment in full of all amounts required to be paid to creditors and to the holders of Preferred Stock having liquidation preferences, if any, the holders or our Common Stock will be entitled to receive pro rata our remaining assets and funds available for distribution. Holders of Common Stock do not have conversion, redemption or preemptive rights to subscribe to any of our securities. The rights, preferences and privileges of holders of Common Stock are subject to the rights of the holders of any shares of Preferred Stock, which we may issue in the future.

Preferred Stock

Our Articles authorize our board of directors to establish one or more series of Preferred Stock and to determine, with respect to any series of Preferred Stock, the terms and rights of that series, including:

●	the designation of the series;
●	the number of shares of the series;
●

the designations, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions of such series; provided that the total shares of Preferred Stock shall in no event have an aggregate liquidation preference of more than $300 million; and

●	the voting rights, if any, of the holders of the series.

It is not possible to state the actual effect of the authorization and issuance of one or more series of Preferred Stock upon the rights of holders of Common Stock until our board of directors determines the specific terms, rights and preferences of a series of Preferred Stock.

The material terms of any series of Preferred Stock that we offer through a prospectus supplement, as well as any material United States federal income tax considerations, will be described in that prospectus supplement.

Authorized but Unissued Capital Stock

The BCA does not require shareholder approval for any issuance of authorized shares. However, the listing requirements of the Nasdaq Global Select Market (the “NASDAQ”), which will apply so long as our Common Stock is listed on the NASDAQ, require shareholder approval of certain issuances equal to or exceeding 20% of the then outstanding voting power or then outstanding number of shares of our Common Stock.

Directors

Our directors are elected by a majority of the votes cast by shareholders entitled to vote. There is no provision for cumulative voting.

Our board of directors is elected annually, and each director elected holds office for a one-year term and until his successor shall have been duly elected and qualified, except in the event of his death, resignation, removal, or the earlier termination of his term of office. Our board of directors has the authority to fix the amounts which shall be payable to the members of the board of directors for attendance at any meeting or for services rendered to us and for the reimbursement of reasonable and documented expenses.

Shareholder Meetings

Under our By-laws, annual shareholder meetings will be held at a time and place selected by our board of directors. The meetings may be held in or outside of the Marshall Islands. The Articles and By-laws provide that, except as otherwise required by law, special meetings of shareholders may be called at any time only by (i) the lead director (if any), (ii) the chairman of the board of directors, (iii) the board of directors pursuant to a resolution duly adopted by a majority of the board stating the purpose or purposes thereof, or (iv) any one or more shareholders who beneficially owns, in the aggregate, 15% or more of the aggregate voting power of all then-outstanding shares of Common Stock and any other class or series of capital stock of the Company entitled to vote generally in the election of directors. The notice of any such special meeting is to include the purpose or purposes thereof, and the business transacted at the special meeting is limited to the purpose or purposes stated in the notice (or any supplement thereto). These provisions may impede the ability of shareholders to bring matters before a special meeting of shareholders. Our board of directors may set a record date between 15 and 60 days before the date of any meeting to determine the shareholders that will be eligible to receive notice and vote at the meeting.

Dissenters’ Rights of Appraisal and Payment

Under the BCA, our shareholders have the right to dissent from various corporate actions, including any merger or consolidation sale of all or substantially all of our assets not made in the usual course of our business, and receive payment of the fair value of their shares. In the event of any further amendment of our Articles, a shareholder also has the right to dissent and receive payment for his or her shares if the amendment alters certain rights in respect of those shares. The dissenting shareholder must follow the procedures set forth in the BCA to receive payment. In the event that we and any dissenting shareholder fail to agree on a price for the shares, the BCA procedures involve, among other things, the institution of proceedings in the high court of the Marshall Islands or in any appropriate court in any jurisdiction in which the Company’s shares are primarily traded on a local or national securities exchange.

Shareholders’ Derivative Actions

Under the BCA, any of our shareholders may bring an action in our name to procure a judgment in our favor, also known as a derivative action, provided that the shareholder bringing the action is a holder of Common Stock both at the time the derivative action is commenced and at the time of the transaction to which the action relates.

Limitations on Liability and Indemnification of Officers and Directors

The BCA authorizes corporations to limit or eliminate the personal liability of directors and officers to corporations and their shareholders for monetary damages for breaches of directors’ fiduciary duties. Our By-laws include a provision that eliminates the personal liability of directors for monetary damages for actions taken as a director to the fullest extent permitted by law.

Our By-laws provide that we must indemnify our directors and officers to the fullest extent authorized by law. We are also expressly authorized to advance certain expenses (including attorneys’ fees) to our directors and offices and carry directors’ and officers’ insurance providing indemnification for our directors, officers and certain employees for some liabilities. We believe that these indemnification provisions and insurance are useful to attract and retain qualified directors and executive offices.

The limitation of liability and indemnification provisions in our Articles and By-laws may discourage shareholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our shareholders. In addition, your investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the claim has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Anti-takeover Effect of Certain Provisions of our Articles and By-laws

Several provisions of our Articles and By-laws, which are summarized below, may have anti-takeover effects. These provisions are intended to avoid costly takeover battles, lessen our vulnerability to a hostile change of control and enhance the ability of our board of directors to maximize shareholder value in connection with any unsolicited offer to acquire us. However, these anti-takeover provisions could also discourage, delay or prevent (1) the merger or acquisition of our Company by means of a tender offer, a proxy contest or otherwise that a shareholder may consider in its best interest and (2) the removal of incumbent officers and directors.

Blank Check Preferred Stock

Under the terms of our Articles, our board of directors has authority, without any further vote or action by our shareholders, to issue shares of blank check Preferred Stock; provided that the total shares of blank check Preferred Stock shall in no event have an aggregate liquidation preference of more than $300 million. Our board of directors may issue shares of Preferred Stock on terms calculated to discourage, delay or prevent a change of control of our Company or the removal of our management.

Election and Removal of Directors

Our Articles prohibit cumulative voting in the election of directors. Our By-laws require parties other than the board of directors to give advance written notice of nominations for the election of directors. Our Articles also provide that our directors may only be removed for cause upon the affirmative vote of a majority of the outstanding shares of our capital stock entitled to vote for the election of directors. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in our board of directors for any reason may only be filled by a vote of a majority of the directors then in office, even if less than a quorum exists (except that a quorum is required if the vacancy results from an increase in the number of directors).

Advance Notice Requirements for Shareholder Proposals and Director Nominations

Our By-laws provide that shareholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of shareholders must provide timely notice of their proposal in writing to the corporate secretary. To be timely, a shareholder’s notice will have to be received at our principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever occurs first, in order for such notice by a shareholder to be timely. Our By-laws also specify requirements as to the form and content of a shareholder’s notice. These advance notice requirements, particularly the 60 to 90 day requirement, may impede shareholders’ ability to bring matters before an annual meeting of shareholders or make nominations for directors at an annual meeting of shareholders.

Action by Written Consent

Our By-laws provide that any action required or permitted to be taken by the shareholders may be effected only at a duly called annual or special meeting of the shareholders. Except as otherwise mandated by law, the ability of shareholders to consent in writing to the taking of any action is specifically denied.

Certain Voting Requirements

Our Articles provide that a two-thirds vote is required to amend or repeal certain provisions of our Articles and By-laws, including those provisions relating to: the number and election of directors; filling of board vacancies; resignations and removals of directors; director liability and indemnification of directors; the power of shareholders to call special meetings; advance notice of director nominations and shareholders proposals; and amendments to our Articles and By-laws. These supermajority provisions may discourage, delay or prevent the changes to our Articles or By-laws.

Transfer Agent

The registrar and transfer agent for our Common Stock is Computershare Trust Company, N.A.

Listing

Our Common Stock is listed on the NASDAQ under the symbol “EGLE.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: December 15, 2016	By:	/s/ Frank De Costanzo
	Name:	Frank De Costanzo
	Title:	Chief Financial Officer